UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET CORE PLUS VIT PORTFOLIO

FORM N-Q

MARCH 31, 2017

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 28.7%
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	40,000	$41,400
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	120,000	123,300
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	160,000	166,200	(a)

Total Auto Components				330,900

Automobiles - 0.9%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	40,000	41,340
Ford Motor Co., Senior Notes	4.750%	1/15/43	80,000	75,429
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	200,000	202,321
General Motors Co., Senior Notes	5.200%	4/1/45	260,000	255,783
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	990,000	1,042,111

Total Automobiles				1,616,984

Hotels, Restaurants & Leisure - 0.7%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	160,000	166,400	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	375,429	375,429	(a)(b)(c)(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	11/1/23	130,000	138,450
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	130,000	131,625	(a)
McDonald’s Corp., Senior Notes	3.700%	1/30/26	230,000	235,674
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	160,000	162,800	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	100,000	107,000	(a)

Total Hotels, Restaurants & Leisure				1,317,378

Household Durables - 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	30,000	30,675
Newell Brands Inc., Senior Notes	3.850%	4/1/23	70,000	72,444
Newell Brands Inc., Senior Notes	4.200%	4/1/26	60,000	62,513

Total Household Durables				165,632

Internet & Direct Marketing Retail - 0.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	120,000	136,090
Netflix Inc., Senior Bonds	5.875%	2/15/25	160,000	172,400

Total Internet & Direct Marketing Retail				308,490

Media - 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	70,000	72,012	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	170,000	171,275	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	30,302
Comcast Corp., Senior Notes	6.950%	8/15/37	30,000	40,321
Comcast Corp., Senior Notes	6.400%	3/1/40	150,000	192,795
DISH DBS Corp., Senior Notes	7.875%	9/1/19	70,000	77,350
DISH DBS Corp., Senior Notes	6.750%	6/1/21	120,000	129,825
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	300,000	312,000	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	10,000	12,428
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	200,000	230,012
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	90,000	95,849
Time Warner Inc., Senior Notes	4.750%	3/29/21	20,000	21,489
Time Warner Inc., Senior Notes	6.250%	3/29/41	190,000	218,907
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	100,000	98,750	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	40,000	41,244

Total Media				1,744,559

Multiline Retail - 0.0%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	40,000	42,800

TOTAL CONSUMER DISCRETIONARY				5,526,743

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 2.1%
Beverages - 0.9%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	150,000	$151,262
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	120,000	122,294
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	410,000	415,351
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	350,000	379,747
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	160,000	158,327
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	30,000	27,675	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	120,000	129,462
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	60,000	61,218	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	150,000	173,405	(a)

Total Beverages				1,618,741

Food & Staples Retailing - 0.3%
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	59,437
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	165,140
CVS Health Corp., Senior Notes	5.125%	7/20/45	170,000	188,283
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	80,000	78,373

Total Food & Staples Retailing				491,233

Food Products - 0.5%
Danone SA, Senior Bonds	2.589%	11/2/23	420,000	407,032	(a)
Danone SA, Senior Notes	2.947%	11/2/26	290,000	277,799	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	10,000	10,697	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	70,000	71,185
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	72,916
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	110,000	115,242
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	70,000	71,575	(a)

Total Food Products				1,026,446

Tobacco - 0.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	120,000	139,475
Altria Group Inc., Senior Notes	2.850%	8/9/22	130,000	130,425
Altria Group Inc., Senior Notes	5.375%	1/31/44	60,000	68,690
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	30,000	30,381
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	190,000	187,866
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	10,206
Reynolds American Inc., Senior Notes	3.250%	6/12/20	12,000	12,322
Reynolds American Inc., Senior Notes	5.850%	8/15/45	190,000	223,963

Total Tobacco				803,328

TOTAL CONSUMER STAPLES				3,939,748

ENERGY - 3.4%
Energy Equipment & Services - 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	110,000	111,584
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	21,182
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	10,576

Total Energy Equipment & Services				143,342

Oil, Gas & Consumable Fuels - 3.3%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	40,000	42,828
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	120,000	142,051
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	79,300
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	36,420
Apache Corp., Senior Notes	5.100%	9/1/40	170,000	175,522
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	84,748
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	230,000	231,662

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	190,000	$191,140
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	70,000	65,450
Chevron Corp., Senior Notes	2.954%	5/16/26	230,000	227,518
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	490,000	485,790
Concho Resources Inc., Senior Notes	5.500%	4/1/23	60,000	62,400
Devon Energy Corp., Senior Notes	3.250%	5/15/22	60,000	59,507
Devon Energy Corp., Senior Notes	5.850%	12/15/25	80,000	91,917
Devon Energy Corp., Senior Notes	5.600%	7/15/41	10,000	10,611
Devon Energy Corp., Senior Notes	5.000%	6/15/45	180,000	181,276
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	40,000	51,784
Ecopetrol SA, Senior Notes	5.875%	5/28/45	180,000	164,700
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	31,397
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	100,000	100,105
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	41,226
Kerr-McGee Corp., Notes	6.950%	7/1/24	170,000	200,991
Kerr-McGee Corp., Notes	7.875%	9/15/31	30,000	38,540
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	70,000	69,091
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	10,141
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	60,000	75,017
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	70,000	70,447
Noble Energy Inc., Senior Notes	8.250%	3/1/19	40,000	44,516
Noble Energy Inc., Senior Notes	4.150%	12/15/21	150,000	157,548
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	100,000	100,750
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	10,000	10,225
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	89,930
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	60,000	57,794
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	73,349
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	40,000	40,665
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	90,000	87,078
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	390,000	401,310
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	430,000	455,671
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/15	90,000	80,662
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	250,000	278,125
Range Resources Corp., Senior Notes	5.000%	3/15/23	150,000	148,312	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	120,049
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	50,000	51,153	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	30,000	31,299	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	240,000	233,649
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	10,406
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	162,651
Shell International Finance BV, Senior Notes	4.000%	5/10/46	130,000	124,753
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	130,000	167,200
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	160,000	185,200
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,225
WPX Energy Inc., Senior Notes	8.250%	8/1/23	70,000	78,225

Total Oil, Gas & Consumable Fuels				6,222,324

TOTAL ENERGY				6,365,666

FINANCIALS - 11.6%
Banks - 7.9%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	60,000	59,925	(e)(f)
Bank of America Corp., Senior Notes	2.600%	1/15/19	30,000	30,326
Bank of America Corp., Senior Notes	5.625%	7/1/20	340,000	373,170
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	90,677
Bank of America Corp., Senior Notes	3.875%	8/1/25	440,000	448,593
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	148,204
Bank of America Corp., Senior Notes	4.875%	4/1/44	490,000	530,525
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	40,000	41,097
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	130,079
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	260,000	264,525
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,106,531

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - (continued)
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000	$210,694	(e)(f)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	200,238	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	60,000	62,700
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	50,000	52,188	(e)(f)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	70,000	72,976	(e)(f)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	54,471
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	151,674
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	10,000	10,207
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	20,173
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	80,925
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	700,000	709,907
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	13,973
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	69,422
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	455,000	532,919	(a)(e)(f)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	390,000	411,714
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	680,000	759,050	(a)(e)(f)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,030,000	1,039,012	(e)(f)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	280,000	286,520
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	270,000	281,757
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	420,000	426,094
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,070,000	1,008,076	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	350,000	371,354
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	60,913
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	140,000	142,931
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	51,334
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	170,000	179,521
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	210,000	215,847
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	530,000	565,990	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	130,000	137,600
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	630,000	638,006
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	100,000	116,848
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	71,414
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	340,000	351,805	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	290,000	282,469
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/1/17	320,000	320,592	(e)(f)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	200,000	191,726
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	51,108
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	560,000	582,647
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	320,000	321,917
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	313,520
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	38,833
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	130,000	133,129

Total Banks				14,817,846

Capital Markets - 1.6%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	250,000	258,866
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	330,000	337,077
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	170,000	179,810
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	50,000	50,317
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	300,000	329,394

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Capital Markets - (continued)
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000		$41,036
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000		189,589
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000		97,959
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		126,011
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	200,000		204,226
Goldman Sachs Group Inc., Subordinated Notes	6.450%	5/1/36	40,000		47,846
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000		235,154
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	250,000		263,679
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	300,000		302,289	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	300,000		304,914	(a)

Total Capital Markets					2,968,167

Consumer Finance - 0.0%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000		65,325

Diversified Financial Services - 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	220,000		230,832
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	202,000		202,979
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	40,000		43,121
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		106,443
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	90,000		110,463
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000		33,491
Magnolia Finance X Ltd.	3.065%	12/3/20	1,209,942	GBP	1,485,619	(a)(c)(d)
Magnolia Finance X Ltd.	4.332%	12/3/20	363,966	GBP	446,893	(a)(c)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	30,000		31,313	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	60,000		62,550	(a)

Total Diversified Financial Services					2,753,704

Insurance - 0.6%
American International Group Inc., Senior Notes	3.750%	7/10/25	180,000		179,312
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	40,000		40,164
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	40,000		40,524
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	70,000		74,077
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	90,000		119,196	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	530,000		574,498	(a)

Total Insurance					1,027,771

Thrifts & Mortgage Finance - 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	40,000		39,500	(a)

TOTAL FINANCIALS					21,672,313

HEALTH CARE - 1.6%
Biotechnology - 0.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	90,000		90,174
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000		29,141
Celgene Corp., Senior Notes	5.000%	8/15/45	130,000		136,594
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000		50,402
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	100,000		101,019
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	120,000		122,687

Total Biotechnology					530,017

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	100,000		100,075
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000		82,737
Abbott Laboratories, Senior Notes	4.900%	11/30/46	80,000		83,195
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	31,000		31,962
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	10,000		10,479
Medtronic Inc., Senior Notes	3.500%	3/15/25	210,000		215,105

Total Health Care Equipment & Supplies					523,553

Health Care Providers & Services - 0.6%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000		29,797
Centene Corp., Senior Notes	4.750%	5/15/22	70,000		72,275
DaVita Inc., Senior Notes	5.000%	5/1/25	70,000		70,350
HCA Inc., Senior Bonds	5.375%	2/1/25	70,000		73,150

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - (continued)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	50,000	$52,750
Humana Inc., Senior Notes	3.950%	3/15/27	390,000	399,570
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	170,000	171,421
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	130,000	140,091	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	60,000	62,925
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	100,000	104,543

Total Health Care Providers & Services				1,176,872

Pharmaceuticals - 0.4%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	240,000	242,591
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	70,000	62,912	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	90,000	82,350	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	10,000	9,100	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	160,000	140,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	90,000	70,312	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	40,000	41,250	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	50,000	51,438	(a)
Wyeth LLC, Notes	5.950%	4/1/37	10,000	12,371

Total Pharmaceuticals				713,124

TOTAL HEALTH CARE				2,943,566

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	4.875%	2/15/20	160,000	174,072
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	10,150
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	110,000	112,003
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	31,962
United Technologies Corp., Senior Notes	4.500%	6/1/42	40,000	42,432

Total Aerospace & Defense				370,619

Airlines - 0.1%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	22,487	23,246	(a)
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	35,197	40,696
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	25,245	26,791	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	30,855	32,204
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	77,477	79,124
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	60,034	61,460

Total Airlines				263,521

Commercial Services & Supplies - 0.4%
Cintas Corp., Senior Notes	2.900%	4/1/22	180,000	182,307
Cintas Corp., Senior Notes	3.700%	4/1/27	240,000	245,737
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	120,000	125,550
Waste Management Inc., Senior Notes	3.500%	5/15/24	20,000	20,698
West Corp., Senior Notes	5.375%	7/15/22	180,000	177,525	(a)

Total Commercial Services & Supplies				751,817

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction & Engineering - 0.0%
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	41,397	$40,776	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	10,000	10,100	(a)

Total Construction & Engineering				50,876

Electrical Equipment - 0.2%
Eaton Corp., Senior Notes	2.750%	11/2/22	270,000	268,463
Eaton Corp., Senior Notes	4.150%	11/2/42	30,000	29,683

Total Electrical Equipment				298,146

Industrial Conglomerates - 0.6%
General Electric Co., Senior Notes	4.650%	10/17/21	22,000	24,164
General Electric Co., Senior Notes	5.875%	1/14/38	30,000	37,938
General Electric Co., Senior Notes	6.875%	1/10/39	551,000	783,955
General Electric Co., Senior Notes	4.500%	3/11/44	170,000	183,325
General Electric Co., Subordinated Notes	5.300%	2/11/21	20,000	22,158

Total Industrial Conglomerates				1,051,540

TOTAL INDUSTRIALS				2,786,519

INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	30,000	32,951

IT Services - 0.3%
First Data Corp., Senior Secured Notes	5.375%	8/15/23	180,000	187,875	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	210,000	210,959
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	136,766

Total IT Services				535,600

Semiconductors & Semiconductor Equipment - 0.0%
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	41,863

Software - 0.6%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	300,000	284,203
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	201,467
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	68,860
Microsoft Corp., Senior Notes	3.300%	2/6/27	370,000	376,140
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	9,494
Microsoft Corp., Senior Notes	3.950%	8/8/56	50,000	46,863
Microsoft Corp., Senior Notes	4.500%	2/6/57	60,000	61,942

Total Software				1,048,969

Technology Hardware, Storage & Peripherals - 0.9%
Apple Inc., Senior Notes	2.450%	8/4/26	200,000	189,423
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	70,000	77,423	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	700,000	717,670	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	650,000	680,372	(a)

Total Technology Hardware, Storage & Peripherals				1,664,888

TOTAL INFORMATION TECHNOLOGY				3,324,271

MATERIALS - 1.5%
Construction Materials - 0.0%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	60,000	62,550	(a)

Containers & Packaging - 0.2%
Pactiv LLC, Senior Bonds	8.375%	4/15/27	250,000	280,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	10,000	10,288	(a)

Total Containers & Packaging				290,288

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 1.2%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	71,000	$76,230
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,000	5,365
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	230,000	261,115
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	190,811
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	390,000	442,065	(a)(e)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	120,000	116,400
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	20,000	17,025
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	100,000	100,415	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	70,000	71,447	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	135,482	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	70,000	69,248	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	304,929	9,148	*(a)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	2,970	0	(a)(c)(d)(h)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	390,000	384,428
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	110,000	120,725	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	310,000	334,831

Total Metals & Mining				2,334,735

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	100,000	104,975

TOTAL MATERIALS				2,792,548

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	330,000	334,329	(a)

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
AT&T Inc., Senior Notes	3.400%	5/15/25	80,000	77,409
AT&T Inc., Senior Notes	4.250%	3/1/27	100,000	101,307
AT&T Inc., Senior Notes	4.350%	6/15/45	310,000	273,904
AT&T Inc., Senior Notes	5.450%	3/1/47	110,000	112,863
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	200,000	200,197	(a)
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	90,000	93,338
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	320,000	336,664
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	60,000	66,127
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	500,000	509,504

Total Diversified Telecommunication Services				1,771,313

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	80,000	81,929
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	120,000	131,100	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	220,000	240,900

Total Wireless Telecommunication Services				453,929

TOTAL TELECOMMUNICATION SERVICES				2,225,242

UTILITIES - 0.9%
Electric Utilities - 0.8%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	150,000	187,830
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	160,000	189,622
FirstEnergy Corp., Notes	7.375%	11/15/31	340,000	444,212
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	320,000	331,090
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	310,000	389,191

Total Electric Utilities				1,541,945

Gas Utilities - 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	50,000	66,848

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp., Senior Notes	5.500%	4/15/25	130,000	132,275

TOTAL UTILITIES				1,741,068

TOTAL CORPORATE BONDS & NOTES (Cost - $53,260,703)				53,652,013

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - 2.9%
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	250,000	$235,129	(a)(c)(d)
Conseco Financial Corp., 1997-7 M1	7.030%	7/15/28	284,722	279,370
Nelnet Student Loan Trust, 2008-3 A4	2.702%	11/25/24	213,840	218,764	(e)
Purchasing Power Funding LLC, 2015-A A2	4.750%	12/15/19	1,470,000	1,484,700	(a)(d)
SLM Student Loan Trust, 2006-A A5	1.421%	6/15/39	1,270,000	1,194,878	(e)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,397,760	(a)(c)(d)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	647,692	651,301	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,493,494)				5,461,902

			FACE AMOUNT†
COLLATERALIZED MORTGAGE OBLIGATIONS - 19.2%
Banc of America Funding Corp., 2015-R4 6A1	0.918%	8/27/36	377,333	367,245	(a)(e)
Banc of America Funding Corp., 2015-R4 6A2	0.918%	8/27/36	780,000	684,373	(a)(e)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	318,278	(a)(e)
CGBAM Commercial Mortgage Trust, 2016-IMC E	8.343%	11/15/21	730,000	748,665	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-2A B1	1.265%	5/25/35	295,499	215,868	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	1.232%	8/25/35	1,173,571	1,093,313	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	1.282%	8/25/35	1,280,536	1,201,072	(a)(e)
Chicago Skyscraper Trust, 2017-SKY A	1.713%	4/15/30	1,150,000	1,152,510	(a)(e)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	130,000	94,305
Credit Suisse Mortgage Trust, 2015-12R 2A2	1.271%	11/30/37	1,890,000	1,213,369	(a)(e)
Credit Suisse Mortgage Trust, 2016-BDWN A	3.812%	2/15/29	470,000	478,564	(a)(e)
CSAIL Commercial Mortgage Trust, 2015-C2 C	4.211%	6/15/57	536,000	509,297	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	5.518%	2/15/37	4,136,366	734,768	(e)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	2.065%	2/15/38	446,161	30,750	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.882%	7/25/28	1,260,000	1,313,139	(e)
Federal National Mortgage Association (FNMA), 2006-115 EI, IO	5.658%	12/25/36	3,823,872	703,411	(e)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.701%	8/25/55	973,337	54,308	(e)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO	5.118%	9/25/46	1,252,814	218,717	(e)
First Horizon Mortgage Pass-Through Trust, 2005-AR1 B1	3.094%	4/25/35	330,692	255,164	(e)
GE Business Loan Trust, 2007-1A A	1.082%	4/16/35	212,967	199,873	(a)(e)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,940,000	2,609,960	(e)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.072%	3/20/42	1,087,245	191,668	(e)
Government National Mortgage Association (GNMA), 2012-043 SN, IO	5.672%	4/16/42	607,927	140,404	(e)
Government National Mortgage Association (GNMA), 2013-101 IO	0.709%	10/16/54	6,484,344	245,721	(e)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.790%	8/16/54	2,862,413	156,619	(e)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	411,233	87,136

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	3,127,908		$648,062
Government National Mortgage Association (GNMA), 2016-135 SB, IO	5.172%	10/16/46	470,264		105,128	(e)
GS Mortgage Securities Trust, 2012-GC6 AS	4.948%	1/10/45	380,000		413,285	(a)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	300,000		214,748
GS Mortgage Securities Trust, 2016-ICE2 E	9.412%	2/15/33	490,000		502,948	(a)(e)
Homestar Mortgage Acceptance Corp., 2004-5 M2	1.987%	10/25/34	728,414		690,173	(e)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	1.162%	7/25/47	460,601		294,927	(e)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 A5	3.694%	3/15/50	4,660,000		4,821,935
JPMDB Commercial Mortgage Securities Trust, 2017-C5 B	4.009%	3/15/50	2,250,000		2,328,143	(e)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 C	4.512%	3/15/50	2,350,000		2,419,930	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	1,210,000		429,562	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.662%	5/15/28	200,000		187,549	(a)(e)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	210,000		196,680
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.110%	12/12/49	260,000		242,509	(e)
Morgan Stanley Re-remic Trust, 2014-R4 3B2	3.111%	8/26/34	2,233,196		1,647,498	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 7A1	1.384%	4/26/47	554,372		541,921	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 7A2	1.384%	4/26/47	730,000		653,148	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A1	1.298%	4/26/47	402,058		393,877	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A2	1.298%	4/26/47	520,000		422,554	(a)(e)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	1,409,808		1,465,901	(a)(e)
Nomura Resecuritization Trust, 2015-5R 4A1	1.038%	7/26/37	456,661		446,616	(a)(e)
Nomura Resecuritization Trust, 2015-6R 3A1	0.968%	5/26/46	128,218		128,861	(a)(e)
Towd Point Mortgage Funding Trust, 2016-V1A A1	1.556%	2/20/54	885,287	GBP	1,107,356	(a)(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	220,488		220,228	(a)(e)
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA, IO	1.446%	3/15/50	2,220,000		221,918	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $35,753,692)					35,763,954

MORTGAGE-BACKED SECURITIES - 21.9%
FHLMC - 7.4%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/43-3/1/45	1,289,999		1,323,353
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41	566,474		625,117
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/38	2,273,945		2,446,693
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43	5,780,159		6,117,565
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/47	3,375,764		3,355,742

TOTAL FHLMC					13,868,470

FNMA - 9.2%
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-7/1/45	2,970,555		3,149,127
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-1/1/46	505,963		519,935
Federal National Mortgage Association (FNMA)	2.500%	4/19/32	2,400,000		2,401,313	(i)
Federal National Mortgage Association (FNMA)	3.000%	4/19/32	500,000		512,703	(i)
Federal National Mortgage Association (FNMA)	4.500%	4/12/47	1,400,000		1,501,281	(i)
Federal National Mortgage Association (FNMA)	5.000%	4/12/47	2,400,000		2,622,772	(i)
Federal National Mortgage Association (FNMA)	3.000%	11/1/46-2/1/47	6,441,860		6,403,139

TOTAL FNMA					17,110,270

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
GNMA - 5.3%
Government National Mortgage Association (GNMA)	4.500%	4/20/47	200,000	$213,562	(i)
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-2/20/47	5,078,338	5,382,838
Government National Mortgage Association (GNMA) II	3.000%	4/20/47	600,000	605,297	(i)
Government National Mortgage Association (GNMA) II	3.000%	8/20/46	767,785	775,661
Government National Mortgage Association (GNMA) II	3.500%	3/20/47	2,900,000	3,011,241

TOTAL GNMA				9,988,599

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $41,290,750)				40,967,339

SENIOR LOANS - 3.8%
CONSUMER DISCRETIONARY - 1.4%
Diversified Consumer Services - 0.2%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	4.250%	5/2/22	298,375	301,465	(j)(k)

Hotels, Restaurants & Leisure - 0.1%
Aristocrat Leisure Ltd., 2017 Term Loan B	3.143%	10/20/21	53,271	53,666	(j)(k)
Boyd Gaming Corp., 2017 Term Loan B2	—	3/6/24	225,823	227,093	(l)
Hilton Worldwide Finance LLC, Term Loan B2	2.982%	10/25/23	16,002	16,154	(j)(k)

Total Hotels, Restaurants & Leisure				296,913

Media - 0.8%
Charter Communications Operating LLC, 2016 Term Loan I Add	3.232%	1/15/24	264,925	266,562	(j)(k)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	3.982%	12/8/23	260,000	261,754	(j)(k)
Univision Communications Inc., Term Loan C5	3.750%	3/15/24	648,702	644,951	(j)(k)
Ziggo Secured Finance Partnership, USD Term Loan E	3.412%	4/15/25	330,000	330,354	(j)(k)

Total Media				1,503,621

Specialty Retail - 0.2%
Academy Ltd., 2015 Term Loan B	5.024-5.146%	7/1/22	291,259	217,656	(j)(k)
CWGS Group LLC, 2016 Term Loan	4.604%	11/8/23	219,450	221,096	(j)(k)

Total Specialty Retail				438,752

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.550%	10/28/20	147,000	99,960	(j)(k)

TOTAL CONSUMER DISCRETIONARY				2,640,711

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertsons LLC, USD 2016 Term Loan B4	3.982%	8/22/21	335,815	337,844	(j)(k)
Albertsons LLC, USD 2016 Term Loan B6	4.302%	6/22/23	291,215	293,308	(j)(k)

TOTAL CONSUMER STAPLES				631,152

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Murray Energy Corp., Term Loan B2	8.397%	4/16/20	163,755	158,979	(j)(k)

FINANCIALS - 0.5%
Capital Markets - 0.5%
RPI Finance Trust, Term Loan B5	3.647%	10/14/22	995,000	999,353	(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 0.5%
Air Freight & Logistics - 0.5%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2	—	3/20/22	365,000		$370,526	(l)
XPO Logistics Inc., 2017 Term Loan B	3.250%	11/1/21	478,968		481,106	(j)(k)

TOTAL INDUSTRIALS					851,632

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., 2016 USD Term Loan	3.984%	3/24/21	342,254		345,248	(j)(k)

MATERIALS - 0.3%
Containers & Packaging - 0.3%
Berry Plastics Group Inc., Term Loan I	3.482-3.524%	10/1/22	404,882		408,456	(j)(k)
Reynolds Group Holdings Inc., USD 2017 Term Loan	3.982%	2/5/23	10,863		10,921	(j)(k)

Total Containers & Packaging					419,377

Metals & Mining - 0.0%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	99,000		39,105	*(d)(g)(j)(k)

TOTAL MATERIALS					458,482

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Level 3 Financing Inc., 2017 Term Loan B	3.227%	2/22/24	290,000		290,653	(j)(k)

Wireless Telecommunication Services - 0.1%
CSC Holdings LLC, 2016 Term Loan	3.943%	10/11/24	275,625		275,510	(j)(k)

TOTAL TELECOMMUNICATION SERVICES					566,163

UTILITIES - 0.2%
Electric Utilities - 0.1%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	218,312		185,565	(d)(j)(k)

Independent Power and Renewable Electricity Producers - 0.1%
TPF II Power LLC, Term Loan B	5.000%	10/2/21	158,483		159,853	(j)(k)

TOTAL UTILITIES					345,418

TOTAL SENIOR LOANS (Cost - $7,185,884)					6,997,138

SOVEREIGN BONDS - 6.7%
Argentina - 0.9%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	160,000		160,752	(a)
Republic of Argentina, Bonds	18.200%	10/3/21	9,050,000	ARS	634,158
Republic of Argentina, Senior Notes	5.625%	1/26/22	350,000		358,838	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	460,000		490,130	(a)

Total Argentina					1,643,878

Brazil - 1.7%
Federative Republic of Brazil, Notes	10.000%	1/1/21	3,407,000	BRL	1,094,488
Federative Republic of Brazil, Notes	10.000%	1/1/23	5,048,000	BRL	1,616,656
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	510,000		456,450

Total Brazil					3,167,594

China - 0.6%
China Government Bond, Senior Bonds	3.390%	5/21/25	1,500,000	CNY	202,060	(m)
China Government Bond, Senior Bonds	3.310%	11/30/25	7,500,000	CNY	999,976	(m)

Total China					1,202,036

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Colombia - 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	240,000		$262,200

Indonesia - 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	390,000		398,568	(m)

Kuwait - 0.4%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	670,000		678,023	(a)

Mexico - 1.8%
United Mexican States, Senior Bonds	10.000%	12/5/24	2,000,000	MXN	125,772
United Mexican States, Senior Bonds	7.750%	11/13/42	52,820,000	MXN	2,921,424
United Mexican States, Senior Notes	5.550%	1/21/45	200,000		216,750

Total Mexico					3,263,946

Peru - 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	20,000		25,925
Republic of Peru, Senior Bonds	5.625%	11/18/50	120,000		143,250

Total Peru					169,175

Poland - 0.2%
Republic of Poland, Senior Notes	4.000%	1/22/24	320,000		336,500

Russia - 0.7%
Russian Federal Bond, Bonds	7.000%	8/16/23	39,030,000	RUB	665,066
Russian Federal Bond, Bonds	7.050%	1/19/28	43,200,000	RUB	723,863

Total Russia					1,388,929

TOTAL SOVEREIGN BONDS (Cost - $12,318,771)					12,510,849

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.4%
U.S. Government Obligations - 1.4%
U.S. Treasury Bonds	2.875%	11/15/46	750,000		727,852
U.S. Treasury Notes	2.125%	3/31/24	1,730,000		1,719,999
U.S. Treasury Notes	2.250%	2/15/27	120,000		118,483

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $2,552,919)					2,566,334

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.5%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,257,881		1,199,587
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	3,503,516		3,541,939
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	1,853,607		1,809,473

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $6,420,009)					6,550,999

			SHARES
COMMON STOCKS - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			22,038		207,598	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1		26,352	*(d)

TOTAL CONSUMER DISCRETIONARY					233,950

ENERGY - 0.6%
Energy Equipment & Services - 0.5%
KCAD Holdings I Ltd.			108,106,087		972,955	*(c)(d)

Oil, Gas & Consumable Fuels - 0.1%
MWO Holdings LLC			146		57,502	*(c)(d)

TOTAL ENERGY					1,030,457

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY			SHARES	VALUE
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			3,500	$44,065	*(c)(d)

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.			17,686	53,766	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			965	0	*(a)(c)(d)(h)

TOTAL INDUSTRIALS				53,766

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			638,674	0	*(c)(d)(h)

TOTAL COMMON STOCKS (Cost - $1,312,110)				1,362,238

	RATE
PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Consumer Finance - 0.1%
GMAC Capital Trust I	6.824%		9,199	233,931	(e)

Diversified Financial Services - 0.4%
Citigroup Capital XIII	7.409%		25,825	688,236	(e)

TOTAL FINANCIALS				922,167

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%		7,860,600	78,606	*(c)(d)

TOTAL PREFERRED STOCKS (Cost - $1,495,064)				1,000,773

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.7%
U.S. Dollar/Mexican Peso, Put @ 20.51 MXN		4/6/17	3,830,000	336,856
U.S. Dollar/Mexican Peso, Put @ 20.52 MXN		4/6/17	2,930,000	259,422
U.S. Dollar/Mexican Peso, Put @ 20.58 MXN		4/4/17	6,290,000	580,724
U.S. Treasury 5-Year Notes Futures, Call @ $118.00		4/21/17	$51	9,164
U.S. Treasury 5-Year Notes Futures, Put @ $113.20		4/21/17	200	200
U.S. Treasury 5-Year Notes Futures, Put @ $113.70		4/21/17	175	175
U.S. Treasury 10-Year Notes Futures, Call @ $123.50		4/21/17	17	20,453
U.S. Treasury 10-Year Notes Futures, Call @ $124.00		4/21/17	18	14,625
U.S. Treasury 10-Year Notes Futures, Call @ $124.50		5/26/17	20	18,438
U.S. Treasury 10-Year Notes Futures, Call @ $124.75		4/21/17	14	5,474
U.S. Treasury 10-Year Notes Futures, Call @ $125.00		4/21/17	48	14,250
U.S. Treasury 10-Year Notes Futures, Call @ $125.50		4/21/17	17	2,656
U.S. Treasury 10-Year Notes Futures, Put @ $123.50		4/21/17	24	3,375
U.S. Treasury Long-Term Bonds Futures, Put @ $149.00		4/21/17	6	2,813
U.S. Treasury Long-Term Bonds Futures, Call @ $151.00		4/21/17	14	15,094
U.S. Treasury Long-Term Bonds Futures, Call @ $152.00		4/21/17	14	9,406

TOTAL PURCHASED OPTIONS (Cost - $268,753)				1,293,125

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $167,352,149)				168,126,664

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 5.8%
Repurchase Agreements - 2.7%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/17; Proceeds at maturity - $5,000,329; (Fully collateralized by U.S. government obligations, 0.125% due 04/15/19; Market value - $5,100,000) (Cost - $5,000,000)	0.790%	4/3/17	5,000,000	$5,000,000

			SHARES
Money Market Funds - 3.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $5,771,715)	0.634%		5,771,715	5 ,771,715

TOTAL SHORT-TERM INVESTMENTS (Cost - $10,771,715)				10,771,715

TOTAL INVESTMENTS - 95.8% (Cost - $178,123,864#)				178,898,379
Other Assets in Excess of Liabilities - 4.2%				7,872,626

TOTAL NET ASSETS - 100.0%				$186,771,005

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Security is valued using significant unobservable inputs.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of March 31, 2017.

(h)	Value is less than $1.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2017, the Portfolio held TBA securities with a total cost of $7,816,008.

(j)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of March 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(m)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
GBP	— British Pound
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE RATE		CONTRACTS	VALUE
Euro Bund Futures, Call	5/26/17	165.00	EUR	33	$14,434
Euro Bund Futures, Call	5/26/17	164.00	EUR	26	16,365
Euro Bund Futures, Put	5/26/17	157.00	EUR	33	6,689
Euro Bund Futures, Put	5/26/17	156.00	EUR	26	3,051
Euro Bund, Futures Call	4/21/17	162.00	EUR	3	1,440
U.S. Dollar/Canadian Dollar, Call	4/7/17	1.36	CAD	1,400,000	108
U.S. Treasury 5-Year Notes Futures, Call	4/21/17	119.25		144	2,250
U.S. Treasury 5-Year Notes Futures, Call	4/21/17	118.75		25	976
U.S. Treasury 5-Year Notes Futures, Call	4/21/17	117.75		35	10,117
U.S. Treasury 5-Year Notes Futures, Call	4/21/17	117.50		46	19,766
U.S. Treasury 5-Year Notes Futures, Call	5/26/17	118.00		17	7,305
U.S. Treasury 5-Year Notes Futures, Call	5/26/17	118.25		31	10,414
U.S. Treasury 5-Year Notes Futures, Put	4/21/17	116.00		144	2,250
U.S. Treasury 5-Year Notes Futures, Put	4/21/17	115.75		25	391
U.S. Treasury 10-Year Notes Futures, Call	5/26/17	127.00		36	7,875
U.S. Treasury 10-Year Notes Futures, Call	5/26/17	128.00		37	4,625
U.S. Treasury 10-Year Notes Futures, Call	5/26/17	127.50		144	22,500
U.S. Treasury 10-Year Notes Futures, Call	4/21/17	124.50		18	9,281
U.S. Treasury 10-Year Notes Futures, Call	5/26/17	125.00		21	14,766
U.S. Treasury 10-Year Notes Futures, Call	5/26/17	126.00		21	8,203
U.S. Treasury 10-Year Notes Futures, Call	5/26/17	126.50		27	8,016
U.S. Treasury 10-Year Notes Futures, Put	5/26/17	121.00		2	156
U.S. Treasury 10-Year Notes Futures, Put	5/26/17	119.50		143	4,469
U.S. Treasury Long-Term Bonds Futures, Call	5/26/17	160.00		49	9,187
U.S. Treasury Long-Term Bonds Futures, Call	5/26/17	158.00		25	7,812
U.S. Treasury Long-Term Bonds Futures, Call	4/21/17	150.00		16	26,000
U.S. Treasury Long-Term Bonds Futures, Call	5/26/17	152.00		7	11,266
U.S. Treasury Long-Term Bonds Futures, Call	5/26/17	153.00		29	36,250
U.S. Treasury Long-Term Bonds Futures, Call	4/13/17	153.00		3	656
U.S. Treasury Long-Term Bonds Futures, Call	5/26/17	154.00		7	6,781
U.S. Treasury Long-Term Bonds Futures, Call	5/26/17	155.00		16	11,750
U.S. Treasury Long-Term Bonds Futures, Put	4/13/17	149.00		3	797

TOTAL WRITTEN OPTIONS (Premiums received - $411,450)					$285,946

Abbreviation used in this schedule:

CAD	— Canadian Dollar
EUR	— Euro

At March 31, 2017, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	75	12/18	$18,355,556	$18,373,125	$17,569
Euro BTP	50	6/17	6,953,532	6,971,003	17,471
U.S. Treasury 10-Year Notes	353	6/17	43,772,569	43,970,563	197,994
U.S. Treasury 2-Year Notes	15	6/17	3,240,752	3,246,797	6,045
U.S. Treasury 5-Year Notes	388	6/17	45,464,324	45,677,906	213,582
U.S. Treasury Ultra Long-Term Bonds	154	6/17	24,303,626	24,736,250	432,624

					885,285

Contracts to Sell:
90-Day Eurodollar	75	12/19	18,297,631	18,315,938	(18,307)
Euro-Bund	72	6/17	12,373,588	12,398,603	(25,015)
Japanese 10-Year Bonds	5	6/17	6,749,268	6,749,304	(36)
U.S. Treasury Ultra 10-Year Notes	163	6/17	21,754,384	21,824,172	(69,788)
U.S. Treasury Long-Term Bonds	56	6/17	8,424,632	8,447,250	(22,618)

					(135,764)

Net unrealized appreciation on open futures contracts					$749,521

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

At March 31, 2017, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,853,880	USD	1,394,104	Barclays Bank PLC	4/3/17	$(52)
USD	1,400,000	CAD	1,853,880	Barclays Bank PLC	4/3/17	5,948
USD	1,573,000	MXN	34,035,594	Goldman Sachs Group Inc.	4/6/17	(244,347)
USD	966,338	MXN	20,869,529	Bank of America N.A.	4/10/17	(147,295)
USD	746,957	MXN	16,130,542	Barclays Bank PLC	4/10/17	(113,796)
EUR	3,350,000	USD	3,578,504	Bank of America N.A.	4/20/17	(2,185)
EUR	1,060,000	USD	1,127,697	Bank of America N.A.	4/20/17	3,914
EUR	1,090,000	USD	1,156,221	Bank of America N.A.	4/20/17	7,417
EUR	612,001	USD	646,350	Bank of America N.A.	4/20/17	6,997
USD	1,992,876	GBP	1,588,000	Bank of America N.A.	4/20/17	2,531
USD	331,918	GBP	270,000	Bank of America N.A.	4/20/17	(6,491)
USD	1,981,322	GBP	1,600,000	Bank of America N.A.	4/20/17	(24,065)
USD	525,549	IDR	7,063,380,000	Bank of America N.A.	4/20/17	(3,620)
USD	1,706,655	IDR	22,809,450,000	Bank of America N.A.	4/20/17	(2,165)
USD	525,712	INR	35,270,000	Bank of America N.A.	4/20/17	(16,252)
USD	1,796,282	INR	117,890,000	Bank of America N.A.	4/20/17	(15,232)
USD	6,275,217	MXN	119,335,800	Bank of America N.A.	4/20/17	(82,942)
CAD	5,567,000	USD	4,148,639	Barclays Bank PLC	4/20/17	38,604
CAD	890,000	USD	668,836	Barclays Bank PLC	4/20/17	581
CAD	2,590,000	USD	1,937,619	Barclays Bank PLC	4/20/17	10,461
CNY	3,790,000	USD	547,055	Barclays Bank PLC	4/20/17	2,353
CNY	20,650,000	USD	2,987,990	Barclays Bank PLC	4/20/17	5,489
JPY	173,910,000	USD	1,528,135	Barclays Bank PLC	4/20/17	34,846
JPY	189,310,000	USD	1,652,129	Barclays Bank PLC	4/20/17	49,256
JPY	357,791,156	USD	3,180,273	Barclays Bank PLC	4/20/17	35,303
JPY	694,500,000	USD	6,172,637	Barclays Bank PLC	4/20/17	69,041
TWD	32,570,000	USD	1,049,629	Barclays Bank PLC	4/20/17	24,410
USD	858	CAD	1,125	Barclays Bank PLC	4/20/17	12
USD	2,239,442	CAD	2,990,000	Barclays Bank PLC	4/20/17	(9,500)
USD	1,394,438	CAD	1,853,880	Barclays Bank PLC	4/20/17	34
USD	6,011,736	CNY	42,004,000	Barclays Bank PLC	4/20/17	(77,277)
USD	641,427	EUR	590,001	Barclays Bank PLC	4/20/17	11,567
USD	76,921	EUR	72,001	Barclays Bank PLC	4/20/17	56
USD	2,023,949	JPY	228,787,200	Barclays Bank PLC	4/20/17	(32,229)
USD	3,517,388	JPY	388,740,000	Barclays Bank PLC	4/20/17	23,667
USD	1,475,580	MXN	29,050,000	Barclays Bank PLC	4/20/17	(72,191)
USD	3,290,434	MXN	63,230,000	Barclays Bank PLC	4/20/17	(78,433)
CNH	20,560,000	USD	2,979,624	Citibank N.A.	4/20/17	8,389
GBP	1,613,696	USD	1,973,760	Citibank N.A.	4/20/17	48,792
IDR	44,697,860,000	USD	3,314,144	Citibank N.A.	4/20/17	34,496
INR	225,850,000	USD	3,267,979	Citibank N.A.	4/20/17	202,464
MXN	19,360,730	USD	946,388	Citibank N.A.	4/20/17	85,143
USD	5,258,209	CNY	36,910,000	Citibank N.A.	4/20/17	(92,363)
USD	2,651,588	EUR	2,484,952	Citibank N.A.	4/20/17	(1,242)
USD	3,824,102	EUR	3,587,338	Citibank N.A.	4/20/17	(5,588)
USD	90,043	EUR	83,001	Citibank N.A.	4/20/17	1,435
USD	137,955	EUR	128,001	Citibank N.A.	4/20/17	1,307
USD	143,487	EUR	135,001	Citibank N.A.	4/20/17	(634)
USD	10,654,394	JPY	1,226,203,564	Citibank N.A.	4/20/17	(365,861)
USD	1,707,864	JPY	191,630,000	Citibank N.A.	4/20/17	(14,372)
USD	1,826,486	JPY	204,940,000	Citibank N.A.	4/20/17	(15,370)
USD	398,373	MXN	8,710,834	Citibank N.A.	4/20/17	(65,736)
USD	344,195	TWD	10,840,000	Citibank N.A.	4/20/17	(13,268)
USD	3,822,834	TWD	120,680,000	Citibank N.A.	4/20/17	(156,752)
TWD	118,900,000	USD	3,903,224	JPMorgan Chase & Co.	4/20/17	17,665
USD	315,687	EUR	294,001	JPMorgan Chase & Co.	4/20/17	1,823
USD	2,412,920	TWD	76,200,000	JPMorgan Chase & Co.	4/20/17	(99,879)

Total						$(1,025,136)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

Abbreviations used in this table:

CAD	— Canadian Dollar
CNH	— Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
TWD	— Taiwan Dollar
USD	— United States Dollar

At March 31, 2017, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	$7,100,000	6/13/21	1.185% semi-annually	3-Month LIBOR quarterly	—	$(228,235)
Chicago Mercantile Exchange	28,408,000	5/15/23	1.267% semi-annually	3-Month LIBOR quarterly	$870,086	610,820

Total	$35,508,000				$870,086	$382,585

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.IG.27 Index)	$3,567,000	12/20/21	1.000% quarterly	$66,048	$57,088	$8,960

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$705,870	12/20/21	5.000% quarterly	$(55,499)	$(55,964)	$465

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2017

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s holdings as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$5,151,314	$375,429		$5,526,743
Financials	—	19,739,801	1,932,512		21,672,313
Materials	—	2,792,548	0	*	2,792,548
Other Corporate Bonds & Notes	—	23,660,409	—		23,660,409
Asset-Backed Securities	—	2,344,313	3,117,589		5,461,902
Collateralized Mortgage Obligations	—	35,763,954	—		35,763,954
Mortgage-Backed Securities	—	40,967,339	—		40,967,339
Senior Loans:
Materials	—	419,377	39,105		458,482
Utilities	—	159,853	185,565		345,418
Other Senior Loans	—	6,193,238	—		6,193,238
Sovereign Bonds	—	12,510,849	—		12,510,849
U.S. Government & Agency Obligations	—	2,566,334	—		2,566,334
U.S. Treasury Inflation Protected Securities	—	6,550,999	—		6,550,999
Common Stocks:
Consumer Discretionary	—	—	233,950		233,950
Energy	—	—	1,030,457		1,030,457
Health Care	—	—	44,065		44,065
Industrials	—	—	53,766		53,766
Materials	—	—	0	*	0	*
Preferred Stocks:
Financials	$922,167	—	—		922,167
Industrials	—	—	78,606		78,606
Purchased Options	116,123	1,177,002	—		1,293,125

Total Long-Term Investments	1,038,290	159,997,330	7,091,044		168,126,664

Short-Term Investments†:
Repurchase Agreements	—	5,000,000	—		5,000,000
Money Market Funds	5,771,715	—	—		5,771,715

Total Short-Term Investments	5,771,715	5,000,000	—		10,771,715

Total Investments	$6,810,005	$164,997,330	$7,091,044		$178,898,379

Other Financial Instruments:
Forward Foreign Currency Contracts	—	734,001	—		734,001
Futures Contracts	885,285	—	—		885,285
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	465	—		465
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	8,960	—		8,960
Centrally Cleared Interest Rate Swaps	—	610,820	—		610,820

Total Other Financial Instruments	$885,285	$1,354,246	—		$2,239,531

Total	$7,695,290	$166,351,576	$7,091,044		$181,137,910

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$285,838	$108	—	$285,946
Forward Foreign Currency Contracts	—	1,759,137	—	1,759,137
Futures Contracts	135,764	—	—	135,764
Centrally Cleared Interest Rate Swaps	—	228,235	—	228,235

Total	$421,602	$1,987,480	—	$2,409,082

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS	MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of December 31, 2016	$362,461	$1,920,356	$0	*	$1,653,650	$3,150,386
Accrued premiums/discounts	2,523	706	—		—	—
Realized gain (loss)	—	(1,108)	—		—	(2,280)
Change in unrealized appreciation (depreciation)[1]	(2,523)	17,644	—		(20,761)	3,154
Purchases	12,968	—	—		—	—
Sales	—	(5,086)	—		—	(1,685,359)
Transfers into Level 3[2]	—	—	—		1,484,700	—
Transfers out of Level 3[3]	—	—	—		—	(1,465,901)

Balance as of March 31, 2017	$375,429	$1,932,512	$0	*	$3,117,589	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[1]	$(2,523)	$17,644	$0	*	$(20,761)	$—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	ENERGY	MATERIALS	UTILITIES
Balance as of December 31, 2016	$131,401	—	$192,373
Accrued premiums/discounts	143	—	138
Realized gain (loss)	(10,424)	—	—
Change in unrealized appreciation (depreciation)[1]	11,367	—	(9,108)
Purchases	—	—	2,162
Sales	(132,487)	—	—
Transfers into Level 3[2]	—	$39,105	—
Transfers out of Level 3[3]	—	—	—

Balance as of March 31, 2017	—	$39,105	$185,565

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[1]	$—	—	$(9,108)

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS						PREFERED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS		INDUSTRIALS	WARRANTS		TOTAL
Balance as of December 31, 2016	$239,680	$1,117,267	$42,420	$23,876	$0	*	$106,087	$0	*	$8,939,957
Accrued premiums/discounts	—	—	—	—	—		—	—		3,510
Realized gain (loss)	—	—	—	—	—		—	—		(13,812)
Change in unrealized appreciation (depreciation)[1]	(5,730)	(86,810)	1,645	29,890	—		(27,481)	256		(88,457)
Purchases	—	—	—	—	—		—	—		15,130
Sales	—	—	—	—	—		—	(256)		(1,823,188)
Transfers into Level 3[2]	—	—	—	—	—		—	—		1,523,805
Transfers out of Level 3[3]	—	—	—	—	—		—	—		(1,465,901)

Balance as of March 31, 2017	$233,950	$1,030,457	$44,065	$53,766	$0	*	$78,606	—		$7,091,044

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[1]	$(5,730)	$(86,810)	$1,645	$(90,689)	$—		$(563,300)	—		$(759,632)

The Portfolio policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At March 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,677,093
Gross unrealized depreciation	(3,902,578)

Net unrealized appreciation	$774,515

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 24, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2017